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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Organogenesis Inc. of our report dated March 30, 1999 relating to the consolidated financial statements which appears in the Annual Report to Shareholders, which is incorporated by reference in Annual Report on Form 10-K for the year ended December 31, 1998.


                                    /s/ PricewaterhouseCoopers LLP

                                    PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts

December 23, 1999